SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 1, 2007

KENNETH COLE PRODUCTIONS, INC.

 (Exact name of registrant as specified in its charter)

Commission File Number 1-13082

        New York    13-3131650

(State or other jurisdiction of

I.R.S. Employer

incorporation or organization)

Identification Number)

603 West 50th Street, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 265-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 1, 2007, Kenneth Cole Productions, Inc. (“the Company”) issued a press release announcing the appointment of Marty Nealon as Divisional President of its full-priced retail stores and e-commerce businesses.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press Release dated May 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

Kenneth Cole Productions, Inc.

Registrant

Dated: May 3, 2007

By:       /s/ DAVID P. EDELMAN

Name:  David P. Edelman

Title:    Chief Financial Officer

Exhibit Index

Description

Exhibit No.  99.1

Press Release dated May 1, 2007

Exhibit 99.1

Company Contacts:
Meredith Paley	James R. Palczynski
GVP Corporate Communications	Principal
Kenneth Cole Productions, Inc.	Integrated Corporate Relations, Inc.
(212) 830.7405	(203) 222.9013

KENNETH COLE PRODUCTIONS, INC ANNOUNCES THAT MARTY NEALON WILL LEAD ITS FULL PRICE RETAIL STORES AND

E-COMMERCE DIVISIONS

NEW YORK, MAY 1st, 2007 – Kenneth Cole Productions, Inc. (NYSE:KCP) announced the appointment of Marty Nealon as the Divisional President of its full price retail stores and e-commerce businesses effective today.

Ms. Nealon has been consulting with the company on strategic initiatives since last August.

Ms. Nealon has an accomplished background and has extensive retail and operational experience. For four years, Ms. Nealon was the President and CEO of US Operations at HSN (Home Shopping Network) and prior to that she served for six years as COO of Claire’s North America where she was responsible for merchandising and support operation for all 2,600 stores in the U.S.

At Kenneth Cole Productions Ms. Nealon will oversee the Kenneth Cole full price retail stores which includes merchandising, strategy, operations, visual and store design. She will also be responsible for the ecommerce businesses as well as other strategic opportunities.

Ms. Nealon will report directly to Kenneth Cole, the Chairman and CEO. Mr. Cole said, “We are excited to have Marty on the Executive Team. She is an experienced retailer and terrific merchant and I know she will bring a lot to the organization in her new role.”

About Kenneth Cole Productions, Inc.

Kenneth Cole Productions, Inc. designs, sources, and markets a broad range of footwear, handbags, and accessories under the brand names "Kenneth Cole New York," "Kenneth Cole Reaction," "Unlisted," and "Tribeca" as well as footwear under  the proprietary trademark "Gentle Souls" and under the licensed trademark "Bongo." The Company has also granted a wide variety of third party licenses for the production of men's, women's and children's apparel as well as fragrances, timepieces, eyewear, and several other accessory categories. The Company's products are distributed through department stores, better specialty stores, and company-owned retail stores as well as direct-to- consumer catalogs and e-commerce. Further information can be found at http://www.kennethcole.com.

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